UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2026

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 19, 2026, shareholders approved the 2026 Stock Incentive Plan (the “Plan”). The Plan replaces the Company’s 2016 Stock Incentive Plan and enables the Compensation Committee of the Board of Directors of American States Water Company to continue to make stock awards to eligible employees in a manner consistent with the Company’s current compensation program. The Plan permits the Compensation Committee to grant awards which may be in the form of stock options, restricted stock, restricted stock units or performance awards. This description does not cover all the terms of the Plan. The full Plan document is attached as Exhibit 10.1 and is incorporated here by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders was held on May 19, 2026. The results of voting on each of the matters submitted to a vote are set forth below.

The following table presents the voting results of the election of Class III directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. Thomas A. Eichelberger	30,973,050	369,351	3,889,205
Mr. Roger M. Ervin	30,944,269	398,132	3,889,205
Mr. C. James Levin	29,753,613	1,588,788	3,889,205

Shareholders approved the 2026 Stock Incentive Plan, with

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,410,130	776,555	155,716	3,889,205

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement received the votes presented below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,620,741	2,468,427	253,233	3,889,205

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,682,639	1,398,670	150,297	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	2026 Stock Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
May 21, 2026	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer